                                 EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1    Articles of Incorporation of Twentieth Century Capital Portfolios,
Inc., dated June 11, 1993 (filed as Exhibit 1a to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on July 31, 1996, File No.
33-64872, and incorporated herein by reference).

EX-99.a2    Articles Supplementary of Twentieth Century Capital Portfolios,
Inc., dated April 24, 1995 (filed as Exhibit a2 to Post-Effective Amendment No.
24 to the Registration Statement of the Registrant on October 10, 2002, File No.
33-64872, and incorporated herein by reference).

EX-99.a3    Articles Supplementary of Twentieth Century Capital Portfolios,
Inc., dated March 11, 1996 (filed as Exhibit 1b to Post-Effective Amendment No.
5 to the Registration Statement of the Registrant on July 31, 1996, File No.
33-64872, and incorporated herein by reference).

EX-99.a4    Articles Supplementary of Twentieth Century Capital Portfolios,
Inc., dated September 9, 1996 (filed as Exhibit a3 to Post-Effective Amendment
No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No.
33-64872, and incorporated herein by reference).

EX-99.a5    Articles of Amendment of Twentieth Century Capital Portfolios,
Inc., dated December 2, 1996 (filed as Exhibit b1c to Post-Effective Amendment
No. 7 to the Registration Statement of the Registrant on March 3, 1997, File No.
33-64872, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of American Century Capital Portfolios,
Inc., dated December 2, 1996 (filed as Exhibit b1d to Post-Effective Amendment
No. 7 to the Registration Statement of the Registrant on March 3, 1997, File No.
33-64872, and incorporated herein by reference).

EX-99.a7    Articles Supplementary of American Century Capital Portfolios,
Inc., dated April 30, 1997 (filed as Exhibit b1e to Post-Effective Amendment No.
8 to the Registration Statement of the Registrant on May 21, 1997, File No.
33-64872, and incorporated herein by reference).

EX-99.a8    Certificate of Correction to Articles Supplementary of American
Century Capital Portfolios, Inc., dated May 15, 1997 (filed as Exhibit b1f to
Post-Effective Amendment No. 8 to the Registration Statement of the Registrant
on May 21, 1997, File No. 33-64872, and incorporated herein by reference).

EX-99.a9    Articles of Merger merging RREEF Securities Fund, Inc. with and into American Century Capital Portfolios, Inc., dated June 13, 1997 (filed as
Exhibit a8 to Post-Effective Amendment No. 15 to the Registration Statement of
the Registrant on May 14, 1999, File No. 33-64872, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Capital Portfolios,
Inc., dated December 18, 1997 (filed as Exhibit b1g to Post-Effective Amendment
No. 9 to the Registration Statement of the Registrant on February 17, 1998, File
No. 33-64872, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Capital Portfolios,
Inc., dated June 1, 1998 (filed as Exhibit b1h to Post-Effective Amendment No.
11 to the Registration Statement of the Registrant on June 26, 1998, File No.
33-64872, and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Capital Portfolios,
Inc., dated January 29, 1999 (filed as Exhibit b1i to Post-Effective Amendment
No. 14 to the Registration Statement of the Registrant on December 29, 1998,
File No. 33-64872, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Capital Portfolios,
Inc., dated February 16, 1999 (filed as Exhibit a12 to Post-Effective Amendment
No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No.
33-64872, and incorporated herein by reference).

EX-99.a14   Certificate of Correction to Articles Supplementary of American
Century Capital Portfolios, Inc., dated May 12, 1999 (filed as Exhibit a15 to
Post-Effective Amendment No. 24 to the Registration Statement of the Registrant
on October 10, 2002, File No. 33-64872, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century Capital Portfolios,
Inc., dated June 2, 1999 (filed as Exhibit a13 to Post-Effective Amendment No.
16 to the Registration Statement of the Registrant on July 29, 1999, File No.
33-64872, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Capital Portfolios,
Inc., dated June 8, 2000 (filed as Exhibit a14 to Post-Effective Amendment No.
17 to the Registration Statement of the Registrant on July 28, 2000, File No.
33-64872, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Capital Portfolios,
Inc., dated March 5, 2001 (filed as Exhibit a15 to Post-Effective Amendment No.
20 to the Registration Statement of the Registrant on April 20, 2001, File No.
33-64872, and incorporated herein by reference).

EX-99.a18   Articles Supplementary of American Century Capital Portfolios,
Inc., dated April 4, 2001 (filed as Exhibit a16 to Post-Effective Amendment No.
20 to the Registration Statement of the Registrant on April 20, 2001, File No.
33-64872, and incorporated herein by reference).

EX-99.a19   Articles Supplementary of American Century Capital Portfolios,
Inc., dated May 21, 2001 (filed as Exhibit a17 to Post-Effective Amendment No.21 to the Registration Statement of the Registrant on July 30, 2001, File No.
33-64872, and incorporated herein by reference).

EX-99.a20   Articles Supplementary of American Century Capital Portfolios,
Inc., dated August 23, 2001 (filed as Exhibit a18 to Post-Effective Amendment
No. 22 to the Registration Statement of the Registrant on July 30, 2002, File
No. 33-64872, and incorporated herein by reference).

EX-99.a21   Articles Supplementary of American Century Capital Portfolios,
Inc., dated March 6, 2002 (filed as Exhibit a19 to Post-Effective Amendment No.
22 to the Registration Statement of the Registrant on July 30, 2002, File No.
33-64872, and incorporated herein by reference).

EX-99.a22   Articles Supplementary of American Century Capital Portfolios,
Inc., dated April 4, 2002 (filed as Exhibit a20 to Post-Effective Amendment No.
22 to the Registration Statement of the Registrant on July 30, 2002, File No.
33-64872, and incorporated herein by reference).

EX-99.a23   Articles Supplementary of American Century Capital Portfolios,
Inc., dated June 14, 2002 (filed as Exhibit a21 to Post-Effective Amendment No.
22 to the Registration Statement of the Registrant on July 30, 2002, File No.
33-64872, and incorporated herein by reference).

EX-99.a24   Certificate of Correction to Articles Supplementary of American
Century Capital Portfolios, Inc., dated June 17, 2002 (filed as Exhibit a22 to
Post-Effective Amendment No. 22 to the Registration Statement of the Registrant
on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

EX-99.a25   Articles Supplementary of American Century Capital Portfolios,
Inc., dated July 12, 2002 (filed as Exhibit a23 to Post-Effective Amendment No.
22 to the Registration Statement of the Registrant on July 30, 2002, File No.
33-64872, and incorporated herein by reference).

EX-99.a26   Articles Supplementary of American Century Capital Portfolios,
Inc., dated August 6, 2003 (filed as Exhibit a26 to Post-Effective Amendment No.
28 to the Registration Statement of the Registrant on August 28, 2003, File No.
33-64872, and incorporated herein by reference).

EX-99.a27   Articles Supplementary of American Century Capital Portfolios,
Inc., dated November 5, 2003 (filed as Exhibit a27 to Post-Effective Amendment
No. 30 to the Registration Statement of the Registrant on March 29, 2004, File
No. 33-64872, and incorporated herein by reference).

EX-99.a28   Articles Supplementary of American Century Capital Portfolios,
Inc., dated January 12, 2004 (filed as Exhibit a28 to Post-Effective Amendment
No. 30 to the Registration Statement of the Registrant on March 29, 2004, File
No. 33-64872, and incorporated herein by reference).

EX-99.a29   Articles Supplementary of American Century Capital Portfolios,
Inc., dated April 1, 2004 (filed as Exhibit a29 to Post-Effective Amendment No.
31 to the Registration Statement of the Registrant on May 26, 2004, File No.
33-64872, and incorporated herein by reference).

EX-99.a30   Articles Supplementary of American Century Capital Portfolios,
Inc., dated June 7, 2004 (filed as Exhibit a30 to Post-Effective Amendment No.
32 to the Registration Statement of the Registrant on July 29, 2004, File No.
33-64872, and incorporated herein by reference).

EX-99.a31   Articles Supplementary of American Century Capital Portfolios,
Inc., dated June 21, 2004 (filed as Exhibit a31 to Post-Effective Amendment No.
32 to the Registration Statement of the Registrant on July 29, 2004, File No.
33-64872, and incorporated herein by reference).

EX-99.a32   Articles Supplementary of American Century Capital Portfolios,
Inc., dated June 22, 2005 (filed as Exhibit a32 to Post-Effective Amendment No.
34 to the Registration Statement of the Registrant on July 28, 2005, File No.
33-64872, and incorporated herein by reference).

EX-99.a33   Articles Supplementary of American Century Capital Portfolios,
Inc., dated December 13, 2005, are included herein (filed electronically as
Exhibit 1(gg) to the Registration Statement on Form N-14 of the Registrant on
December 22, 2005, File No. 33-64872, and incorporated herein by reference).

EX-99.a34   Articles Supplementary of American Century Capital Portfolios,
Inc., dated March 15, 2006.

EX-99.b   Amended and Restated By-Laws, dated September 21, 2004 (filed as
Exhibit b to Post-Effective Amendment No. 33 to the Registration Statement of
the Registrant on May 16, 2005, File No. 33-64872, and incorporated herein by reference).

EX-99.c  Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh and Article Eighth of Registrant's
Articles of Incorporation, appearing as Exhibit a1 herein, and Sections 3, 4, 5,
6, 7, 8, 9, 10, 11, 22, 25, 30, 31, 32, 33, 39, 40 and 51 of Registrant's
Amended and Restated By-Laws, appearing as Exhibit b herein.

EX-99.d1  Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated July 29, 2005 (filed as Exhibit d1 to
Post-Effective Amendment No. 34 to the Registration Statement of the Registrant
on July 28, 2005, File No. 33-64872, and incorporated herein by reference).

EX-99.d2  Management Agreement with American Century Investment Management,
Inc., dated December 13, 2005.

EX-99.d3  Management Agreement with American Century Investment Management,
Inc., dated April 28, 2006.

EX-99.d4  Subadvisory Agreement between American Century Capital Portfolios,
Inc., Barclays Global Fund Advisers and American Century Investment Management,
Inc., dated January 29, 1999 (filed as Exhibit b5d to Post-Effective Amendment
No. 14 to the Registration Statement of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d5  Subadvisory Agreement by and between American Century Capital
Portfolios, Inc., American Century Investment Management, Inc. and J.P. Morgan
Investment Management, Inc., dated January 1, 2000 (filed as Exhibit d2 to
Post-Effective Amendment No. 17 to the Registration Statement of the Registrant,
File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.e   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated April 28, 2006 (filed as Exhibit e to
Post-Effective Amendment No. 117 to the Registration Statement of American
Century Mutual Funds, Inc. on April 28, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.g1  Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2  Global Custody Agreement with The Chase Manhattan Bank, dated
August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3  Amendment to Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II, Inc.
on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4  Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5  Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6  Registered Investment Company Custody Agreement with Goldman, Sachs
& Co., dated February 6, 2006.

EX-99.g7  Amendment to Futures and Options Account Agreement and Registered
Investment Company Custody Agreement with Goldman, Sachs & Co., effective
May 12, 2006.

EX-99.h1  Transfer Agency Agreement with Twentieth Century Services, Inc., dated August 1, 1993 (filed as Exhibit 9 to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on July 31, 1996, File No.
33-64872, and incorporated herein by reference).

EX-99.h2  Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h3  Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 14, 2005 (filed as
Exhibit h13 to Post-Effective Amendment No. 40 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4  Customer Identification Program Reliance Agreement, dated August
26, 2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the
Registration Statement of American Century Asset Allocation Portfolios, Inc. on
September 1, 2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel, dated April 28, 2006.

EX-99.j1  Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated April 24, 2006.

EX-99.j2  Power of Attorney, dated December 13, 2005 (filed as Exhibit j2 to
Post-Effective Amendment No. 39 to the Registration Statement of American
Century World Mutual Funds, Inc. on December 14, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.j3  Secretary's Certificate, dated December 13, 2005 (filed as Exhibit
j3 to Post-Effective Amendment No. 39 to the Registration Statement of American
Century World Mutual Funds, Inc. on December 14, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement of the Registrant, File No. 33-64872, on February
17, 1998, and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to
Post-Effective Amendment No. 77 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, on July 17, 1997, and incorporated herein by reference).

EX-99.m3  Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, on February 26, 1998, and
incorporated herein by reference).

EX-99.m4  Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement of the Registrant,
File No. 33-64872, on June 26, 1998, and incorporated herein by reference).

EX-99.m5  Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement of American
Century World Mutual Funds, Inc., File No. 33-39242, on November 13, 1998, and
incorporated herein by reference).

EX-99.m6  Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, on February 26, 1999, and
incorporated herein by reference).

EX-99.m7  Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration Statement of the Registrant, File No.
33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8  Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 1999, and
incorporated herein by reference).

EX-99.m9  Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement of American Century World Mutual
Funds, Inc., File No. 33-39242, on May 24, 2000, and incorporated herein by reference).

EX-99.m10 Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement of American
Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001, and
incorporated herein by reference).

EX-99.m11 Amendment No. 10 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, on December 13, 2001, and
incorporated herein by reference).

EX-99.m12 Amendment No. 11 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement of American
Century World Mutual Funds, Inc., File No. 33-39242, on October 1, 2002, and
incorporated herein by reference).

EX-99.m13 Amendment No. 12 to the Master Distribution and Shareholder
Services Plan (Advisor Class), dated August 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 32 to the Registration Statement of the Registrant
on July 29, 2004, File No. 33-64872, and incorporated herein by reference).

EX-99.m14 Master Distribution and Individual Shareholder Services Plan (C
Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the Registration Statement of American Century World Mutual Funds,
Inc., File No. 33-39242, on April 19, 2001, and incorporated herein by reference).

EX-99.m15 Amendment No. 1 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to
Post-Effective Amendment No. 24 to the Registration Statement of American
Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001, and
incorporated herein by reference).

EX-99.m16 Amendment No. 2 to Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m15 to
Post-Effective Amendment No. 26 to the Registration Statement of American
Century World Mutual Funds, Inc., File No. 33-39242, on October 1, 2002, and
incorporated herein by reference).

EX-99.m17 Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated February 27, 2004 (filed as Exhibit
m16 to Post-Effective Amendment No. 104 to the Registration Statement of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m18 Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 20 to the Registration Statement of American
Century Strategic Asset Allocations, Inc., on September 29, 2004, File No.
33-79482, and incorporated herein by reference).

EX-99.m19 Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated November 17, 2004 (filed as Exhibit
m19 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m20 Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated March 30, 2006 (filed as Exhibit m20 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m21 Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, on October 1, 2002, and incorporated herein by reference).

EX-99.m22 Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated February 27, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 104 to the Registration Statement of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m23 Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m24 Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated November 17, 2004 (filed as Exhibit
m23 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m25 Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m26 Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 29, 2005 (filed as Exhibit
m25 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m27 Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated March 30, 2006 (filed as Exhibit m27 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m28 Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, on October 1, 2002, and incorporated herein by reference).

EX-99.m29 Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated February 27, 2004 (filed as Exhibit
m20 to Post-Effective Amendment No. 104 to the Registration Statement of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m30 Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective No. 106 to the Registration Statement of American Century
Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m31 Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated November 17, 2004 (filed as Exhibit
m27 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m32 Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m33 Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 29, 2005 (filed as Exhibit
m31 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m34 Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated March 30, 2006 (filed as Exhibit m34 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m35 Master Distribution and Individual Shareholder Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement of American Century Strategic Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m36 Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m37 Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated February 24, 2005 (filed as Exhibit
m30 to Post-Effective Amendment No. 22 of American Century Strategic Asset
Allocations, Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.m38 Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated July 29, 2005 (filed as Exhibit m33 to Post-Effective Amendment No. 111 to the Registration Statement of American
Century Mutual Funds, Inc. on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

EX-99.m39 Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated September 29, 2005 (filed as Exhibit
m22 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m40 Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated March 30, 2006 (filed as Exhibit m40 to Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.n1  Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2  Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3  Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4  Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5  Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century Quantitative Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6  Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7  Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8  Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9  Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 of American Century Strategic Asset Allocations, Inc. on March 30, 2005, File
No. 33-79482, and incorporated herein by reference).

EX-99.n10 Amendment No. 9 to the Amended and Restated Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of American Century Mutual Funds, Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11 Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12 Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to the Registration Statement of
American Century Strategic Asset Allocations, Inc. on March 30, 2006, File No.
33-79482, and incorporated herein by reference).

EX-99.p1  American Century Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2  Independent Directors' Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective Amendment No. 106 to the Registration Statement
of American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,
and incorporated herein by reference).

EX-99.p3  Barclays Code of Ethics (filed as Exhibit p2 to Post-Effective
Amendment No. 30 to the Registration Statement of American Century Variable
Portfolios, Inc. on April 12, 2001, File No. 33-14567, and incorporated herein by reference).

EX-99.p4  J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective Amendment No. 20 to the Registration Statement of
the Registrant on April 20, 2001, File No. 33-64872, and incorporated herein by reference).